Exhibit 10.27

THIRD AMENDMENT TO THE AGREEMENT RS-486/82 FOR THE SALE AND PURCHASE OF ETHENE AND/OR PROPENE BY AND BETWEEN COPESUL — COMPANHIA PETROQUÍMICA DO SUL AND POLIOLEFINAS S/A

COPESUL — COMPANHIA PETROQUÍMICA DO SUL, a joint stock company headquartered at BR-386 Rodovia Tabaí/Canoas Km. 419 Pólo Petroquímico Lote 23 Triunfo/RS, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 88.948.492/0001-92, herein represented by its President Director Adolpho Shuler Netto and Superintendent Director Ruy Lerner, hereinafter referred to as COPESUL; and

POLIOLEFINAS S/A, headquartered in the City of São Paulo, State of São Paulo, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 62.336.946/0001-80, herein represented by its President Director José Adolpho Lisboa de Souza and Director Teuracy José Leitão Bastos, hereinafter referred to as BUYER,

DO HEREBY decide to execute this Amendment to the Agreement for the Sale and Purchase of Ethene and/or Propene dated December 8th, 1982, aiming at amending Clause Seven — Form of Payment.

CLAUSE ONE — PURPOSE

1.1	- This Amendment aims at amending Clause Seven — Form of Payment, regarding the Agreement RS-486/82.

CLAUSE TWO — FORM OF PAYMENT

2.1	- The invoices for the supplied ethene and propene to BUYER shall be effected every month up to the eighth (8th) day of the calendar month next succeeding the month in which the supply shall take place.

2.1.1	- In case the deadline set forth under clause 2.1 hereof is not complied with, the maturity date will automatically be the seventh (7th) day following the date the relevant invoice is duly submitted by COPESUL.

2.2	- BUYER shall pay such bills as corresponding to the aforementioned invoices at the address to be determined by COPESUL up to the fifteenth (15th) day of the calendar month next succeeding the month in which the supply shall take place, provided the deadline set forth under clause 2.1 hereof is complied with. Any payment after such deadline will cause BUYER to incur into liabilities with market interests accrued on the outstanding invoice. Every month COPESUL shall inform the amount of such liabilities by means of its Financial Department.

2.2.1	- Before the maturity date and at its own discretion, COPESUL may opt for the banking discount of those bills corresponding to the invoices of ethene and propene supplied to BUYER and the maturity dates for the relevant invoices shall be automatically postponed, with no burdens to

BUYER, for thirty (30) days as of the date of said banking discount, BUYER being notified in writing about such transaction.

2.2.2	- If COPESUL opts for the banking discount of unsettled bills on a date after the relevant maturity date, any liabilities arising from such discount operation shall be debited to BUYER and BUYER shall pay such liabilities directly to COPESUL, the maturity date of which shall match the new maturity date of the discounted bill. Such incidence of liabilities as referred to under clause 2.2 hereof shall cease on the discount date.

2.3	- The failure to pay bills corresponding to the invoices of two consecutive months or to those liabilities referred to under clause 2.2.2 hereof by the BUYER will entitle COPESUL to discontinue the supply of ethene and propene, upon one-day previous notice to BUYER. The supply of ethene and propene shall be resumed promptly or at most within a term of forty-eight (48) hours after the settlement of the debts by the BUYER to COPESUL.

CLAUSE THREE — MISCELLANEOUS

3.1	- Any and all clauses and conditions of the Agreement herein amended as well as any amendments thereto not expressly rectified hereunder shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties cause this document to be duly signed in three (03) copies with three (03) pages each, of identical form and substance, in the presence of the undersigned witnesses.

Triunfo, March 7th, 1988.

COPESUL — COMPANHIA PETROQUÍMICA DO SUL

[signature] ADOLPHO SHULER NETTO President Director	[signature] RUY LERNER Superintendent Director

POLIOLEFINAS S/A

[signature] JOSÉ ADOLPHO LISBOA DE SOUZA President Director	[signature] TEURACY JOSÉ LEITÃO BASTOS Director

WITNESS

[signature] Humberto Cézar Ferreira Prato	[signature] Arthur Eduardo Gabira Perez